DYNAMIC APPLICATIONS CORP.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: US$1,000 Dated: July 1, 2012

FOR VALUE RECEIVED, Dynamic Applications Corp., a Delaware corporation with offices at 7 Menachem Begin Street, Ramat Gan, Israel 52521(the "Corporation") promises to pay to Akiva Shonfeld (the "Lender"), at the offices of the Corporation, the sum of US$800 in lawful money of the United States of America, (the "Principal"), together with interest at the rate of fifteen (15%) percent per annum (the “Interest”) in consideration for the loan (the "Loan”) by the Lender of the principal amount of $1,000, in connection with the Note Subscription Agreement dated July 1, 2012 (the “Agreement”), evidenced by this convertible promissory note (the “Convertible Note”).

NOW THEREFORE, the Corporation and the Lender agree as follows:

1. INTEREST RATE AND PAYMENTS. The Principal and Interest shall be due and payable at the offices of Corporation on July 31, 2013, unless Lender shall agree to extend the maturity date of such obligation, or Lender elects to convert the Principal and all accrued Interest into shares of the Corporation’s common stock, par value $0.00001 per share (the “Common Stock”), as provided in the Agreement and in Section 2 below.

2. COVERSION RIGHTS. This Convertible Note is convertible into shares of the Corporation’s Common Ctock ("Shares"), at any time and at the Lender’s sole discretion, on or after July 1, 2013, at a price of $0.01 per Share (the “Conversion Price”).

3. LENDER’S ACKNOWLEDGEMENTS. Lender acknowledges and agrees that:

(A) Lender is not a U.S. Person, as that term is defined in Rule 902 promulgated by the United States Securities and Exchange Commission (the “SEC) pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”); and

(B) Neither this Convertible Note nor any shares of Common Stock issuable upon conversion of this Conertible Note have been or will be registered under the Act and as a result, this Convertible Note and any certificates evidencing the shares of Common Stock will bear a restrictive legend reflecting that the certificates evidencing such shares have not been registered under the Securities Act of 1933, as amended (the "Act") as follows:

NEITHER THE SECURITIES REPRESENTED BY THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE (THE “SHARES”) HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

NONE OF THE SECURITIES REPRESENTED THIS CONVERTIBLE NOTE OR ANY OF THE SHARES ISSUABLE UPON CONVERSION OF THE CONVERTIBLE NOTE HAVE BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE ACT.

4. GOVERNING LAW. This Convertible Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

5. SEVERABILITY. Any provision of this Convertible Note which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction only, ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

6. MISCELANEOUS.

(A) This Convertible Note may be prepaid in whole or in part at any time without penalty and

(B) The term "Lender" shall be deemed to include any subsequent Lender(s) of this Convertible Note, including any successors or assigns of Lender; and

(C) Whenever used in this Convertible Note and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders; and

(D) Captions and paragraph headings in this Convertible Note are for convenience only and shall not affect its interpretation.

7. BINDING EFFECT. All of the terms of this Convertible Note shall be binding upon the Corporation and the Corporation's successors and assigns and the Lender and the Lender’s successors and assigns.

DYNAMIC APPLICATIONS CORP. AKIVA SHONFELD (LENDER)

By:/s/ Asher Zwebner, CFO

By: /s/ Akiva Shonfeld